                                  EXHIBIT 6(c)

              AMENDED SCHEDULES A AND B TO DISTRIBUTION AGREEMENT

                               Amended Schedule A
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993

Name of Fund
------------

American Performance U.S. Treasury Fund
American Performance Cash Management Fund
American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Equity Fund
American Performance Aggressive Growth Fund
American Performance Short-Term Income Fund
American Performance Balanced Fund
American Performance Growth Equity Fund

                                        American Performance Funds

                                        By:    /s/ D'Ray Moore
                                              -------------------------
                                        Title: Vice President
                                              ------------------------
                                        Date: July 25, 1997


                                        BISYS Fund Services Limited
                                        Partnership

                                        By:  BISYS Fund Services, Inc.
                                                   General Partner

                                        By:    /s/ George O. Martinez
                                              -------------------------
                                        Title: Senior Vice President
                                              ------------------------
                                        Date: July 25, 1997



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                               Amended Schedule B
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993

Name of Load Fund
-----------------

American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Equity Fund
American Performance Aggressive Growth Fund
American Performance Short-Term Income Fund
American Performance Balanced Fund
American Performance Growth Equity Fund

                                        American Performance Funds

                                        By: /s/ D'Ray Moore
                                            -------------------------
                                        Title: Vice President
                                               ----------------------
                                        Date: July 25, 1997


                                        BISYS Fund Services Limited
                                        Partnership

                                        By:  BISYS Fund Services, Inc.
                                                   General Partner

                                        By: /s/ George O. Martinez
                                            -------------------------
                                        Title: Senior Vice President
                                               ----------------------
                                        Date: July 25, 1997